THE TRANSFER OF THIS SECURITY IS SUBJECT TO RESTRICTIONS CONTAINED HEREIN. THIS SECURITY HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THIS SECURITY HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

COMMON STOCK PURCHASE WARRANT

ISC8 INC.

THIS IS TO CERTIFY THAT J.P. Turner Partners, L.P., or registered assigns (the “Holder”), is entitled, during the Exercise Period (as hereinafter defined), to purchase from ISC8 Inc., a Delaware corporation (the “Company”), the Warrant Stock (as hereinafter defined), in whole or in part, at a purchase price of $0.09 per share, all on and subject to the terms and conditions hereinafter set forth. This Warrant is part of an offering (the “Offering”) of senior unsecured convertible notes and common stock, par value $0.01 per share, by the Company and J.P. Turner & Company, LLC, as placement agent, in accordance with the terms and conditions set forth in the Company’s Confidential Private Placement Memorandum, dated April 1, 2013 and as amended or supplemented from time to time (the “PPM”). Capitalized terms used without definition in this Warrant shall have the respective meanings ascribed to them in the PPM.

1.           Definitions.  As used in this Warrant, the following terms have the respective meanings set forth below:

“Additional Shares of Common Stock” means all shares of Common Stock issued (or, pursuant to Section 4(c) below, deemed to be issued) by the Company after the Closing Date, other than (1) the following shares of Common Stock and (2) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (clauses (1) and (2), collectively, “Exempted Securities”):

(i)           shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Section 4(a), 4(e) or 4(g);

(ii)           any Convertible Securities or Options issued in connection with the Offering;

(iii)           shares of Common Stock or Options issued to employees or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Company;

(iv)           shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security; or

(v)           shares of Common Stock, Options or Convertible Securities issued in connection with bona fide acquisitions of other operating entities or businesses, the terms of which are approved by the Board of Directors of the Company.

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder of Warrants, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Appraised Value” means, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined with giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that the Company may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month ending prior to such date specified, based on the value of the Company on a fully-diluted basis, as determined by a nationally recognized investment banking firm selected by the Company’s Board of Directors and having no prior relationship with the Company or by such other financial advisory firm mutually acceptable to the Company and J.P. Turner & Company, LLC .

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

“Change of Control” means the (i) acquisition by an individual or legal entity or group (as set forth in Section 13(d) of the Exchange Act) of more than one-half of the voting rights in the Company; or (ii) sale, conveyance, or other disposition of all or substantially all of the assets, property or business of the Company or the merger into or consolidation with any other corporation (other than a wholly owned subsidiary corporation) or effectuation of any transaction or series of related transactions where holders of the Company’s voting securities prior to such transaction or series of transactions fail to continue to hold at least 50% of the voting power of the Company (or, if other than the Company, the successor or acquiring entity) immediately following such transaction.

“Closing Date” means April 24, 2013.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Common Stock” means (except where the context otherwise indicates) the Common Stock, $0.01 par value per share, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed or converted, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.

“Convertible Securities” means any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable or exercisable for Common Stock, but excluding Options.

“Current Market Price” means, in respect of any share of Common Stock on any date herein specified,

(1)           if there shall not then be a public market for the Common Stock, then the Appraised Value per share of Common Stock at such date, or

(2)           if there shall then be a public market for the Common Stock, the average of the daily market prices for the five (5) consecutive trading days immediately before such date. The daily market price for each such trading day shall be (i) the average of the closing bid and ask prices on such day on the OTC Bulletin Board or principal stock exchange (including Nasdaq) on which such Common Stock is then listed or admitted to trading, or quoted, as applicable, (ii) if no sale takes place on such day on the OTC Bulletin Board or any such exchange, the average of the last reported closing bid and ask prices on such day as officially quoted on the OTC Bulletin Board or any such exchange (including Nasdaq), (iii) if the Common Stock is not then listed or admitted to trading on the OTC Bulletin Board or any stock exchange, the average of the last reported closing bid and ask prices on such day in the over-the-counter market, as furnished by any recognized firm engaged in the business of reporting such prices, or (v) if there is no such firm, as furnished by any member of FINRA selected mutually by the holder of this Warrant and the Company or, if they cannot agree upon such selection, as selected by two such members of FINRA, one of which shall be selected by the holder of this Warrant and one of which shall be selected by the Company.

“Current Warrant Price” means, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Unless and until the Current Warrant Price is adjusted pursuant to the terms herein, the initial Current Warrant Price shall be $0.09 per share of Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Exercise Period” means the period during which this Warrant is exercisable pursuant to Section 2.

“Expiration Date” means April 24, 2018, subject to modification as provided herein.

“FINRA” means the Financial Industry Regulatory Authority, Inc., or any successor corporation thereto.

“Options” means rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

“Other Property” has the meaning set forth in Section 4.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Trading Day” or “trading day” means any day on which the primary market on which shares of Common Stock are listed is open for trading.

“Transfer” or “transfer” means any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

“Warrants” means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

“Warrant Price” means an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2(a), multiplied by (ii) the Current Warrant Price.

“Warrant Stock” means up to _____ shares of Common Stock to be purchased upon the exercise hereof, subject to adjustment as provided herein.

2.           Exercise of Warrant.

(a)           Manner of Exercise.  From and after the first Business Day following that date which is six (6) months after the Closing Date, and until 5:00 P.M., New York time, on the Expiration Date (the “Exercise Period”), the Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock purchasable hereunder, subject to the terms and conditions of this Warrant.

In order to exercise this Warrant, in whole or in part, the Holder shall either exercise the Conversion Right set forth in Section 2(c) below or deliver to the Company at its principal executive office or at the office or agency designated by the Company as provided herein, (i) a written notice of Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Warrant Stock to be purchased, (ii) payment of the Warrant Price as provided herein, and (iii) this Warrant. Such notice shall be irrevocable and substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by the Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as reasonably practicable, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall reasonably request in the notice and shall be registered in the name of the Holder or if permitted pursuant to the terms of this Warrant such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date when the notice, together with the payment of the Warrant Price and this Warrant, is received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

Payment of the Warrant Price may be made at the option of the Holder by: (i) certified or official bank check payable to the order of the Company, or (ii) wire transfer of immediately available funds to the account of the Company; or (iii) in accordance with Section 2(c) below. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued and, upon payment of the Warrant Price, shall be fully paid and nonassessable and not subject to any preemptive rights.

(b)           Fractional Shares.  The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay an amount in cash equal to the Current Market Price per share of Common Stock on the date of exercise multiplied by such fraction.

(c)           Cashless Exercise.  At any time during the Exercise Period, the Holder shall have the right to convert this Warrant (the “Conversion Right”) into Warrant Stock as provided in this Section 2(c). Upon exercise of the Conversion Right with respect to shares of Warrant Stock (the “Converted Warrant Shares”), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of Warrant Stock computed using the following formula:

X = Y (A - B)

A

Where:                 X =           the number of shares of Warrant Stock to be delivered to the Holder;

Y =           the number of Converted Warrant Shares;

A =           the Current Market Price; and

B =           the Current Warrant Price (as adjusted on the Conversion Date).

No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued (determined in accordance with the foregoing formula) is other than a whole number, the Company shall pay to the Holder with respect to such fractional shares an amount in cash determined in accordance with Section 2(b).

The Conversion Right may be exercised by the Holder by the surrender of the Warrant at the principal executive office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the total number of shares under the Warrant that the Holder is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the “Conversion Date”). Certificates for the shares issuable upon exercise of the Conversion Right shall be delivered to the Holder promptly following the Conversion Date and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant shall also be delivered to the Holder.

3.           Transfer, Division and Combination.

(a)           Transfer.  Subject to compliance with any applicable securities laws and the conditions set forth in Section 3(c) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant, in form and substance reasonably satisfactory to the Company, duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)           Warrant Register.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(c)           Transfer Restrictions.  If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter substantially in form of Exhibit B attached hereto and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act; provided, however, that the Holder may transfer at any time all or a portion of this Warrant to any broker or employee employed by or affiliated with the Holder in accordance with Section 3(a).

(d)           Restrictive Legends.  Each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, unless, in each case, such Warrant Stock is eligible for resale without registration pursuant to Rule 144 or an effective registration statement under the Securities Act, shall bear the following legend:

“THE TRANSFER OF THIS SECURITY IS SUBJECT TO RESTRICTIONS CONTAINED HEREIN. THIS SECURITY HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE SECURITY HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Shares are sold or transferred pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), (ii) such Shares are eligible for sale under Rule 144 free from any volume or other restrictions, or (iii) if such legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Commission).

(e)           Division and Combination; Expenses; Books.  This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3(a) as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Company shall prepare, issue and deliver at Holder’s expense the new Warrant or Warrants under this Section 3.

4.           Adjustments.  The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4.

(a)           Stock Dividends, Subdivisions and Combinations.  If at any time while this Warrant is outstanding the Company shall:

(i)           declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock;

(ii)           subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

(iii)           combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then:

(1)           the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date or the effective date of such subdivision or combination, as applicable, and

(2)           the Current Warrant Price shall be adjusted to equal:

(A)           the Current Warrant Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of shares of Common Stock into which this Warrant is exercisable immediately prior to the adjustment, divided by

(B)           the number of shares of Common Stock into which this Warrant is exercisable immediately after such adjustment.

Any adjustment made pursuant to subparagraph (i) of this Section 4(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to subparagraphs (ii) or (iii) of this Section 4(a) shall become effective immediately after the effective date of such subdivision or combination.

(b)           Other Provisions Applicable to Adjustments.  The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock into which this Warrant is exercisable and the Current Warrant Price provided for in Section 4:

(i)           When Adjustments to Be Made.  The adjustments required by Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(a)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(ii)           Fractional Interests.  In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

(iii)           When Adjustment Not Required.  If the Company undertakes a transaction contemplated under this Section 4 and as a result takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under this Section 4 and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under this Section 4, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(iv)           Escrow of Stock.  If after any property becomes distributable pursuant to Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of this Warrant exercises the Warrant during such time, then such holder shall continue to be entitled to receive any shares of Common Stock issuable upon exercise hereunder by reason of such adjustment and such shares or other property shall be held in escrow for the holder of this Warrant by the Company to be issued to holder of this Warrant upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned to the Company.

(c)           Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.

(i)           If there shall occur a Change of Control and, pursuant to the terms of such Change of Control, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder of this Warrant shall have the right thereafter for the balance of the Exercise Period to receive, upon the exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and the Other Property receivable upon or as a result of such Change of Control by a holder of the number of shares of Common Stock into which this Warrant is exercisable immediately prior to such event.

(ii)           In case of any such Change of Control described above, the resulting, successor or acquiring entity (if not the Company) and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such Change of Control, shall assume by written instrument all of the obligations of this Warrant a, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company), in order to provide for adjustments of shares of the Common Stock into which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in Section 4. For purposes of Section 4, common stock of the successor or acquiring corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets on liquidation over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4 shall similarly apply to successive Change of Control transactions.

(d)           Stock Transfer Taxes.  The issue of stock certificates upon exercise of this Warrant shall be made without charge to the holder for any tax in respect of such issue. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of this Warrant, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

5.           No Rights as Stockholder.  This Warrant does not entitle the Holder to any voting or other rights as a stockholder of the Company prior to exercise and payment for the Warrant Price in accordance with the terms hereof.

6.           Reservation and Authorization of Common Stock.  From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants

7.           Taking of Record; Stock and Warrant Transfer Books.  In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

8.           Loss or Mutilation.  Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto and in case of mutilation upon surrender and cancellation hereof, the Company, at Holder’s cost, will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; provided, however, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

9.           Office of the Company.  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

10.           Miscellaneous.

(a)           Nonwaiver.  No course of dealing or any delay or failure to exercise any right or obligation hereunder on the part of the Holder or the Company shall operate as a waiver of such right or obligation, unless the same shall be in writing signed by the Holder or the Company.

(b)           Notice Generally.  All notices, requests, demands or other communications provided for herein shall be in writing and shall be given in the manner and to the addresses set forth below:

If to Holder:

J.P. Turner & Company, L.L.C.
Attn: Investment Banking
3060 Peachtree Rd., NW
11th Floor
Atlanta, GA 30305
Attention: Joe Walker
Phone: 404-479-8339

If to Company:

Bill Joll, CEO
ISC8 Inc.
3001 Red Hill Avenue
Building 4, Suite 108
Costa Mesa, CA 92626
Telephone: 714-549-8211

(c)           Successors and Assigns.  Subject to compliance with the provisions of Section 3, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

(d)           Amendment.  This Warrant may be modified or amended or the provisions of this Warrant waived with the written consent of both the Company and the Holder.

(e)           Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be modified to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

(f)           Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(g)           Governing Law.  This Warrant and the transactions contemplated hereby shall be deemed to be consummated in the State of Delaware and shall be governed by and interpreted in accordance with the local laws of the State of Delaware without regard to the provisions thereof relating to conflicts of laws.

(h)           Entire Agreement.  This Warrant constitutes the entire agreement between the Company and Holder with respect to the subject matter hereof and supersedes any and all other prior or contemporaneous agreements, either oral or written, between the Company and Holder with respect to the subject matter hereof; provided, however, (i) the foregoing shall not have any effect on any agreements the Holder has entered into with the Company or any of its subsidiaries prior to the date hereof with respect to any prior investment made by the Holder in the Company and (ii) nothing contained in this Warrant shall (or shall be deemed to) waive, alter, modify or amend in any respect any obligations of the Company or any of its subsidiaries or any rights of or benefits to the Holder or any other person in any agreement entered into prior to the date hereof between or among the Company and/or any of its subsidiaries and the Holder and all such agreements shall continue in full force and effect.

(i)           Noncircumvention.  The Company hereby covenants and agrees that the Company will not, by amendment of its charter, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Current Warrant Price and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, ISC8 Inc. has caused this Warrant to be executed by its duly authorized officer and attested by its Secretary or other designated officer.

Dated:

ISC8 Inc.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

Holder:	J.P. Turner Partners, L.P.

By:
Name:
Title:

EXHIBIT A

SUBSCRIPTION FORM

[To be executed only upon exercise of Warrant]

1.           The undersigned hereby elects to (a) purchase _____ shares of the Common Stock of ISC8 Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full or (b) exercise such Warrant for _______ shares of the Common Stock of ISC8 Inc. purchasable under the Warrant pursuant to the provisions of Section 2 of the Warrant.

2.           Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Capitalized terms not defined herein shall have the meanings assigned to them in the Warrant Certificate to which this Exercise Form is attached.

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(State) (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

FORM OF INVESTMENT REPRESENTATION LETTER

In connection with the transfer of warrants (the “Warrants”) to purchase ________ shares of common stock of ISC8 Inc. (the “Company”), par value $0.01 per share (the “Common Stock”) to _________________ (the “Transferee”), the Transferee hereby represents and warrants to the Company as follows:

The Transferee (i) is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”); and (ii) has the ability to bear the economic risks of such Transferee’s prospective investment, including a complete loss of Transferee’s investment in the Warrants and the shares of Common Stock issuable upon the exercise thereof (collectively, the "Securities").

The Transferee, by acceptance of the Warrants, represents and warrants to the Company that the Warrants and all securities acquired upon any and all exercises of the Warrants are purchased for the Transferee's own account, and not with view to distribution of either the Warrants or any securities purchasable upon exercise thereof in violation of applicable securities laws.

The Transferee acknowledges that (i) the Securities have not been registered under the Act, (ii) the Securities are “restricted securities” and the certificate(s) representing the Securities shall bear the following legend, or a similar legend to the same effect, until (i) in the case of the shares of Common Stock underlying the Warrants, such shares shall have been registered for resale by the Transferee under the Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such Securities may be sold without registration under the Act:

“THE TRANSFER OF THIS SECURITY IS SUBJECT TO RESTRICTIONS CONTAINED HEREIN. THIS SECURITY HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE SECURITY HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”